Exhibit 99.1

2009 Annual Shareholders’ Meeting Alan I. Rothenberg Chairman and Chief Executive Officer 1st Century Bancshares, Inc. Jason P. DiNapoli President and Chief Operating Officer 1st Century Bancshares, Inc.

Safe Harbor Statement Certain matters discussed in this presentation may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward looking statements, include, but are not limited to, 1st Century Bancshares’ ability to provide greater flexibility for capital planning and operational expansion, navigate the difficult banking environment, maintain strong loan loss reserves and remain well capitalized and implement operational enhancements. These forward-looking statements, and other forward looking statements contained herein are subject to certain risks and uncertainties that could cause the actual results, performance or achievements to differ materially from those expressed, suggested or implied by the forward-looking statements. These risks and uncertainties include, but are not limited to: (1) the impact of changes in interest rates, a continued decline in economic conditions and increased competition among financial service providers on 1st Century’s operating results, ability to attract deposit and loan customers and the quality of 1st Century’s earning assets; (2) government regulation; and (3) the other risks set forth in 1st Century’s reports filed with the U.S Securities and Exchange Commission. 1st Century does not undertake, and specifically disclaims, any obligation to revise or update any forward-looking statements for any reason.

1st Century Bank Profile Local Leadership Founded by successful CEO’s, business leaders and professionals in the Los Angeles community Attractive Market Headquartered in Century City – West Los Angeles franchise Total $17 billion in deposits* in the surrounding five zip codes: 90024; 90025; 90064; 90067 and 90210 Focused Franchise Expertise in relationship banking; designed to serve high net worth individuals, professionals, entrepreneurs and closely held and family owned businesses $260 million in assets at March 31, 2009 *Source: FDIC as of June 30, 2008 computed annually 1

1st Century Bank - Safe, Sound & Secure Safe 21.39% - Total risk-based capital ratio, well-above the regulatory guideline for “well-capitalized”. High quality capital - our capital does not include TARP, Trust Preferred Securities or Subordinated Debt. Sound Strict underwriting. Continuous and diligent review of loan portfolio. Maintenance of prudent levels of loan loss reserves. Close relationship with clients – It IS Who You Know. Secure 1st Century Bank offers many options for our clients to receive the benefit of the full faith and credit of the U.S. Government 2

Government Program Participation Unlimited FDIC Insurance on all non-interest bearing checking accounts Unlimited FDIC Insurance on NOW accounts Unlimited FDIC Insurance on aggregated CD’s – CDARS TARP – Capital Purchase Program 3

2008 Highlights Increased total assets from $224 to $259 million Maintained peer leading capital ratios Grew core deposits and client base Expanded Net Interest Margin from 4.51% to 4.63% Recognized and responded to potential credit issues early Strengthened loan loss reserves Maintained well balanced loan portfolio Achieved NASDAQ – FCTY listing Successful Share Repurchase Program Invested in Technology Remote Deposit Capture Complete upgrade of core systems May 2008 Successful completion of website redesign 4

2008 Highlights (cont.) ($ in thousands) 2008 Change* Net Interest Income $ 11,178 14.4% Pre-Tax/Pre-Provision Income $ 1,700 13.9% Allowance for Loan Losses $ 5,171 118.3% Average Loans $ 188,078 31.6% Average Demand & NOW Deposits $ 49,970 21.8% Average Total Deposits $ 169,989 3.6% *Percentage change from 2007 5

Industry Challenges & 1CB Opportunities Industry Headwinds 1st Century Bank Weak economy Historically low interest rates and margins West LA –attractive market potential Maintained a Net Interest Potential credit problems Deposit competition Margin ranked 94th percentile* amongst peer group Industry high capital base to withstand credit cycle Competitive dislocation 6 *FDIC Uniform Bank Performance Report as of December 31, 2008 (Bank assets <$750 million, established 2004)

1st Century Bank Outlook Credit cycle – continued diligence and prudent loan loss reserves Proactive risk recognition and management Continued balance sheet growth with an emphasis on core deposits Manage Net Interest Margin Concentrate on niche clientele: high net worth individuals, closely held and family owned businesses; professional firms; and entrepreneurs Maintain balanced loan portfolio Benefit from competitors dislocation New Clients New Employees 7

Financial Overview

Well Capitalized Capital Ratios (at March 31, 2009) 30% 35% 18.25% 20.14% 21.39% 20% 25% 5% 10% 15% 0% Tier 1 Leverage Ratio Tier 1 Risk-Based Capital Ratio Total Risk-Based Capital Ratio % to be categorized as well capitalized 9

Well Capitalized (cont.) Risk-Based Capital Ratio 4th Quarter 2008* Selected Los Angeles Area Banks** Private Bank of California 1st Century Bank National Bank of California Citibank East West Bank Commonwealth Business Bank Beach Business Bank California Business Bank California United Bank Mission Valley Bank California Oaks State Bank American Business Bank Wilshire State Bank First Private Bank First Commerce Bank Union Bank Comerica Bank Bank of America Pacific Western Bank Preferred Bank First California Bank California National Bank Vineyard Bank First Regional Bank City National Bank U.S. Bank Wells Fargo Bank 10 0.00% 5.00% 10.00% 15.00% 20.00% 25.00% *Risk-Based Capital ratio from FIG Partners or FDIC Call Report as of December 31, 2008 **FDIC insured 2005 or earlier

Stable Asset Base Total Assets ($millions) Asset Composition (at March 31, 2009) 3-year CAGR = 16.9% (2005-2008) $162 $201 $224 $259 $260 2005 2006 2007 2008 1Q2009 Investments 19% Loans 76% All other assets 5% 11

Balanced Loan Portfolio

Gross Loans
($millions)


3-year CAGR = 32.3%
(2005 – 2008)
$86
$128
$172
$199
$200
2005
2006
2007
2008
1Q 2009

Loan Composition
(at March 31, 2009)


RE Land & Construction 8%
Home Equity 8%
Consumer Other 3%
Commercial & Industrial 51%
RE Commercial Mortgages 29%
RE Residential Mortgages 1%

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Vigilance to Credit Quality Relationship Banking – knowing your customer Balanced loan portfolio – managing risk Manageable real estate portfolio Recourse real estate lending with strong sponsors Only 45% of total loan portfolio – vs. peer* average of 75% 157% of total capital vs. regulatory guideline of 300% Strong risk management process Regular portfolio reviews Proactive communication with customers Local knowledge of market and industry trends *FDIC Uniform Bank Performance Report as of December 31, 2008 (Bank assets <$750 million, established in 2004) 13

Proactive Risk Management Non-Performing Assets to Total Loans and OREO Net Charge-Offs to Average Total Loans Allowance for Loan Losses to Total Loans 2006 2007 2008 2009 Q1 2006 2007 2008 2009 Q1 2006 2007 2008 2009 Q1 0.00% 0.00% 2.92% 2.39% 0.00% 0.00% 0.64% 0.57% 1.30% 1.37% 2.59% 2.14% 14

Deposit Trends – DDA & NOW Accounts

DDA & NOW & Total Deposits
($millions)

DDA & NOW
3-year CAGR = 14.5%
(2005 – 2008)

Total Deposits
3-year CAGR = 12.9%
(2005 – 2008)



$32
$107
$34
$145
$38
$161
$48
$154
$58
$163
2005
2006
2007
2008
1Q 2009
DDA & NOW
Total Deposits

Deposit Composition
(at March 31, 2009)



Non-interest bearing demand 30%
Interest-bearing demand 6%
Savings & money market deposits 30%
Time 34%

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Deposit Trends – Expanding Granularity


Deposit Accounts & Types
& Average Balance/Account
($thousands)
64
197
480
89
260
640
114
319
842
102
367
1,199
118
380
1,372
2005
2006
2007
2008
1Q 2009
Average Balance/Account
$144
$147
$127
$92
$87
DDA & NOW
MMA & Savings
Customer CDs

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Net Interest Margin

Maintaining margin in a declining rate environment



6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
2006
2007
2008
2009
1st Century Bancshares, Inc.
FDIC Uniform Bank Performance Report (Bank assets < $750 million, established in 2004)
Fed Funds Rate

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Net Interest and Non-Interest Income Annual ($thousands) Quarterly ($thousands) $8,929 $10,384 $11,759 2006 2007 2008 $2,842 $2,952 $2,974 $2,991 $2,974 1Q 2008 2Q 2008 3Q 2008 4Q 2008 1Q 2009 18

Operating Income - Pre-tax/Pre-provision Annual Pre-tax/Pre-provision Income Quarterly Pre-tax/Pre-provision Income ($thousands) ($thousands) 2006 2007 2008 1Q 2008 2Q 2008 3Q 2008 4Q 2008 1Q 2009 $649 $1,493 $1,700 $515 $388 $502 $295 $487 19

Net Income Annual Net Income (Loss) ($thousands) Quarterly Net Income (Loss) ($thousands) $2,192 $145 2006 2007 2008 $206 $59 $151 4Q 2008 $130 1Q 2008 2Q 2008 3Q 2008 ($1,933) 1Q 2009 20 ($1,517)

Shareholder Information

Shareholder Value- Stock Buy Back Program commenced: September 2008 Program approved: Purchase of up to $5 million of common stock 24 month period Results through March 31, 2009: Purchased shares 870,100 % of total outstanding shares 8.4% Average purchase price $4.41/share Current book value $5.85/share 22

1st Century Bancshares, Inc.

(in thousands, except per share and share data)	2004	2005	2006	2007	2008	At or for the 3 months ended March 31, 2009
Total Assets	$ 86,147	$ 161,635	$ 200,752	$ 223,855	$ 259,354	$ 259,730
Loans, net[1]	33,197	84,988	126,312	169,864	194,785	196,421
Total Deposits	64,015	107,090	145,087	161,193	154,287	163,182
Total stockholders' equity	21,563	53,116	54,109	58,612	57,048	55,459
Pre-tax/ Pre-provision Income	(2,485)	(1,389)	649	1,493	1,700	487
Income (loss) before income taxes	(2,820)	(2,218)	145	792	(2,642)	214
Tangible book value per share[2]	$ 4.12	$ 5.47	$ 5.48	$ 5.74	$ 5.70	$ 5.85

[1] Total gross loans less allowance for loan losses and net unearned fee income
[2] Adjusted for 2-for-1 stock split that occurred on February 28, 2005

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Why 1st Century Bank? Because we are: Safe Sound Secure 24

1st Century Bank Feel free to reach any of us with any questions. Or better yet, contact us to refer family, friends and colleagues to your family here at 1st Century Bank. Alan Rothenberg Chairman 310.270.9501 Jason DiNapoli President & CEO 310.270.9505 Steve Goodrich SVP, Head of Banking 310.270.9518 Bonnie Rubin SVP, Team Leader 310.270.9511 Rich Rothenberg Managing Director, BD 310.270.9508 Jean Kuper VP, Branch Manager 310.270.9547 25

Your 1st Century Bank Team Greg Haddad VP, Relationship Manager 310.270.9524 Chris Hoshek VP, Relationship Manager 310.270.9534 Michelle Johnson VP, Relationship Manager 310.270.9560 Steven Port VP, Relationship Manager 310.270.9558 Justin Weissman Business Development Officer 310.270.9550 26